ING Series Fund, Inc.

ING Global Science and Technology Fund

(“Fund”)

Supplement dated August 1, 2007 to the
Class A, Class B, Class C and Class I Statement of Additional Information (“SAI”)
and Class O SAI each dated February 28, 2007

Effective immediately, the SAIs are revised as follows:

1.     The table under the section entitled “Supplemental Description of Fund Investments,” beginning on page 5 of each SAI is revised to add the following investments to the sections entitled “Equity Investments’ and “Other Investments” respectively, as follows:

Investments	ING Global Science and Technology Fund
Equity Investments
Unseasoned Companies	X
Other Investments
Trust-Preferred Securities	X

2.     The section entitled “Supplemental Description of Fund Investments - Equity Investments,” beginning on page 6 of each SAI is hereby revised to add the following paragraph following “Initial Public Offerings” on page 8:

Unseasoned Companies

The Fund considers securities of companies with limited operation histories to be securities of companies with a record of less than three years’ continuous operation, even including the operations of any procedures and parents. (These are sometimes referred to as “unseasoned issuers.”)  These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on fundamental valuation factors than would be the case for more mature companies.

3.     The section entitled “Supplemental Description of Fund Investments - Other Investments,” beginning on page 25 of each SAI is herby revised to add the following paragraph following “To be Announced Sale Commitments” on page 39 of the Class A, Class B, Class C and Class I SAI and page 38 of the Class O SAI:

Trust-Preferred Securities

Trust-preferred securities, also know as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.

The remaining 97% consists of subordinated debt, which is then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the purpose of calculation capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks of the trust-preferred securities, ING Investments, or BlackRock Advisors evaluates the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE